[GRAPHIC OMITTED]                                      BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                        ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO              383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                             New York, N.Y. 10179
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------



                       NEW ISSUE COMPUTATIONAL MATERIALS


                                (Part II of II)

                         $[1,000,000,000] (Approximate)


                           RASC SERIES 2004-KS6 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2004-KS6




JUNE 8, 2004 (UPDATED JUNE 9)


--------------------------------------------------------------------------------
                          BEAR STEARNS      [OBJECT OMITTED]

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

-------------------------------------------------------------------------------


STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering
Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2004-KS6 TRUST
Computational Materials:  Preliminary Term Sheet



--------------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                      COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------------


                                       GROUP I LOANS

--------------------------------------------------------------------------------------------------------------
   Summary                                                      Total                   Minimum    Maximum
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $194,984,405.87
Number of Loans                                                       1,855

Average Current Loan Balance                                    $105,112.89         $7,456.32     $637,500.00
(1) (2) Weighted Average Original Loan-to-Value Ratio                79.78%            12.00%         100.00%
(1) Weighted Average Mortgage Rate                                    7.39%             5.25%          13.99%
(1) Weighted Average Net Mortgage Rate                                6.36%             4.07%          13.41%
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                328               119             360
(1) (3) Weighted Average Credit Score                                   634               491             799
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) With respect to the Group I loans  secured by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans. (3) 99.93% of the Group I Loans have Credit Scores.
(4) Includes loans that will be transferred to HomeComings within 90 days.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
         Product Type                         Fixed                                          100.00%

         Lien                                 First                                           92.71%
                                              Second                                           7.29%

         Property Type                        Single Family Detached                          77.69%
                                              2 to 4 Family Units                              6.69%
                                              Planned Unit Development (detached)              6.65%
                                              Manufactured Home                                4.40%
                                              Condo Low-rise (under 5 stories)                 2.03%
                                              Planned Unit Development (attached)              1.65%
                                              Townhouse                                        0.82%
                                              Condo High-rise (9 stories or more)              0.07%

         Occupancy Status                     Primary Residence                               92.86%
                                              Non Owner-occupied                               6.41%
                                              Second/Vacation                                  0.73%

         Documentation Type                   Full Documentation                              75.97%
                                              Reduced Documentation                           24.03%

         Loans with Mortgage Insurance (includes both borrower paid and issuer paid) 48.57%

         Loans with Prepayment Penalties                                                      69.64%

         Loans serviced by HomeComings(4)                                                     74.50%


                      CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS

-----------------------------------------------------------------------------------------------------

                                   Number of                              Average    Weighted Average
                                   Mortgage      Principal Percentage of  Principal  Loan to Value
Range of Credit Scores              Loans        Balance   Group I Loans  Balance          Ratio
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 499 or less                                                    0.05%                      70.00%
                                         1        $91,834                 $91,834
 500 - 519
                                        10        828,298      0.42        82,830         60.21
 520 - 539
                                        43      3,757,283      1.93        87,379         70.29
 540 - 559
                                        77      7,850,625      4.03       101,956         72.39
 560 - 579
                                       130     11,943,218      6.13        91,871         79.12
 580 - 599
                                       171     15,532,823      7.97        90,835         80.21
 600 - 619
                                       347     33,017,353     16.93        95,151         79.98
 620 - 639
                                       351     34,723,735     17.81        98,928         81.25
 640 - 659
                                       297     31,709,322     16.26       106,765         80.28
 660 - 679
                                       194     24,613,317     12.62       126,873         80.39
 680 - 699
                                       106     14,861,338      7.62       140,201         82.69
 700 - 719
                                        59      7,424,633      3.81       125,841         76.02
 720 - 739
                                        37      4,834,490      2.48       130,662         82.25
 740 - 759
                                        13      1,942,943      1.00       149,457         81.01
 760 or greater
                                        16      1,718,223      0.88       107,389         78.23
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES                                   99.93%                      79.80%
                                     1,852    $194,849,435               $105,210
 Not Available**
                                         3        134,971      0.07        44,990         50.48
-----------------------------------------------------------------------------------------------------
TOTAL:
                                     1,855    $194,984,406    100.00%    $105,113          79.78%
-----------------------------------------------------------------------------------------------------
      *With respect to the Group I loans secured by junior liens,  this weighted average was  calculated  using the combined  loan-to-value  ratio for such
      Group I loans. **Mortgage Loans indicated as having a Credit Score that is
      "not available"  include certain Mortgage Loans where the Credit Score was not  provided by the  related  seller and  Mortgage  Loans where no credit history can be obtained for the related mortgagor.







              ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
Range of Original Mortgage Loan    Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Principal Balance($)                Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
 100,000 or less
                                     1,094    $59,527,038      30.53%     $54,412          624       81.91%
100,001 - 200,000
                                       550     77,506,805     39.75       140,921          632      78.60
200,001 - 300,000
                                       158     38,661,532     19.83       244,693          641      78.60
300,001 - 400,000
                                        47     16,446,412      8.44       349,924          658      81.25
400,001 - 500,000
                                         4      1,683,120      0.86       420,780          658      81.95
500,001 - 600,000
                                         1        522,000      0.27       522,000          630      48.00
600,001 - 700,000
                                         1        637,500      0.33       637,500          699      77.00
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,855    $194,984,406    100.00%    $105,113          634       79.78%
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.





                          NET MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
Range of Net                       Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Mortgage Rates (%)                 Loans        Balance   Group I Loans  Balance    Credit Score     Ratio

4.000 - 4.499
                                        39     $7,878,090       4.04%    $202,002          657       78.38%
4.500 - 4.999
                                        98     20,083,427     10.30       204,933          672      78.69
5.000 - 5.499
                                       173     28,005,669     14.36       161,882          649      78.80
5.500 - 5.999
                                       256     34,957,777     17.93       136,554          639      77.28
6.000 - 6.499
                                       242     30,986,075     15.89       128,042          632      78.00
6.500 - 6.999
                                       194     21,444,780     11.00       110,540          626      81.40
7.000 - 7.499
                                       174     16,727,468      8.58        96,135          613      79.15
7.500 - 7.999
                                       119      9,910,917      5.08        83,285          612      79.60
8.000 - 8.499
                                       105      6,459,095      3.31        61,515          607      81.46
8.500 - 8.999
                                       125      5,787,365      2.97        46,299          605      88.21
9.000 - 9.499
                                       132      5,812,595      2.98        44,035          598      86.88
9.500 - 9.999
                                        72      3,326,280      1.71        46,198          590      86.76
10.000 - 10.499
                                        30      1,211,049      0.62        40,368          602      90.52
10.500 - 10.999
                                        35      1,046,214      0.54        29,892          623      97.98
11.000 - 11.499
                                         8        176,347      0.09        22,043          567      83.94
11.500 - 11.999
                                        17        545,621      0.28        32,095          648      99.92
12.000 - 12.499
                                         6        146,887      0.08        24,481          604     100.00
12.500 - 12.999
                                         2         43,624      0.02        21,812          591      97.80
13.000 - 13.499
                                        28        435,124      0.22        15,540          579      99.14
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,855    $194,984,406    100.00%    $105,113          634       79.78%
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.




                            MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                    Number of                              Average                    Weighted Average
Range of                            Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Mortgage Rates (%)                  Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                                                              677
                                         6     $1,328,825       0.68%    $221,471                    74.16%
5.500 - 5.999
                                        88     16,837,125      8.64       191,331          657      78.32
6.000 - 6.499
                                       186     32,382,243     16.61       174,098          657      76.55
6.500 - 6.999
                                       258     39,478,280     20.25       153,017          644      78.73
7.000 - 7.499
                                       210     25,175,071     12.91       119,881          636      79.07
7.500 - 7.999
                                       268     29,994,983     15.38       111,922          624      78.86
8.000 - 8.499
                                       180     16,509,943      8.47        91,722          617      81.07
8.500 - 8.999
                                       162     11,676,142      5.99        72,075          605      81.76
9.000 - 9.499
                                       139      7,279,526      3.73        52,371          610      87.86
9.500 - 9.999
                                       151      6,711,951      3.44        44,450          590      85.57
10.000 - 10.499
                                        71      3,456,125      1.77        48,678          586      87.08
10.500 - 10.999
                                        25      1,115,577      0.57        44,623          573      85.65
11.000 - 11.499
                                        34      1,196,060      0.61        35,178          622      94.50
11.500 - 11.999
                                        24        671,298      0.34        27,971          608      92.13
12.000 - 12.499
                                         3         42,699      0.02        14,233          632     100.00
12.500 - 12.999
                                        20        649,810      0.33        32,490          639      99.94
13.000 - 13.499
                                         2         43,624      0.02        21,812          591      97.80
13.500 - 13.999
                                        28        435,124      0.22        15,540          579      99.14
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,855    $194,984,406    100.00%    $105,113          634       79.78%
---------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.





                      ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS


--------------------------------------------------------------------------------------------------
                                   Number of                              Average
Range of Original                   Mortgage      Principal Percentage of  Principal Weighted Average
Loan to Value Ratios(%)             Loans        Balance   Group I Loans  Balance    Credit Score
--------------------------------------------------------------------------------------------------
0.01 - 50.00                                                                               633
                                        80     $9,533,763       4.89%    $119,172
50.01 - 55.00
                                        37      3,862,042      1.98       104,380          613
55.01 - 60.00
                                        49      5,520,368      2.83       112,661          616
60.01 - 65.00
                                        58      6,477,436      3.32       111,680          622
65.01 - 70.00
                                        96     10,547,391      5.41       109,869          608
70.01 - 75.00
                                       139     17,765,402      9.11       127,809          640
75.01 - 80.00
                                       419     55,876,288     28.66       133,356          637
80.01 - 85.00
                                       224     28,085,566     14.40       125,382          632
85.01 - 90.00
                                       240     31,203,420     16.00       130,014          636
90.01 - 95.00
                                        95     10,231,948      5.25       107,705          650
95.01 - 100.00
                                       418     15,880,781      8.14        37,992          638
--------------------------------------------------------------------------------------------------
TOTAL:
                                     1,855    $194,984,406    100.00%    $105,113          634
--------------------------------------------------------------------------------------------------
       Note: With respect to the Group I Loans secured by second liens,  this table was calculated using the combined Loan-to-Value ratio.







           GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
                                  Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
State or Territory                Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
California                                                                                 652
                                       129    $24,555,595      12.59%    $190,353                    74.00%

Texas                                  181     17,487,261      8.97        96,615          622      80.69

Florida                                174     17,357,730      8.90        99,757          628      78.04

New York                                85     16,184,585      8.30       190,407          641      76.41

Georgia                                 86      8,476,176      4.35        98,560          628      81.56

Maryland                                46      7,663,594      3.93       166,600          628      79.28

Virginia                                66      7,399,381      3.79       112,112          626      79.85

Other                                1,088     95,860,083     49.16        88,107          633      81.85
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,855    $194,984,406    100.00%    $105,113          634       79.78%
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.

Note:  Other  includes  states  and the  District  of  Columbia  with  under  3%
concentrations individually.




                        MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
                                    Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Loan Purpose                         Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
Equity Refinance                                                                           633
                                     1,226    $144,220,534     73.97%    $117,635                    78.02%
Purchase
                                       502     35,836,805     18.38        71,388          637      86.64
Rate/Term Refinance
                                       127     14,927,067      7.66       117,536          631      80.28
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,855    $194,984,406    100.00%    $105,113          634       79.78%
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.







                   MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
                                    Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Documentation Type                  Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
Full Documentation                                                                         631
                                     1,490    $148,128,015     75.97%     $99,415                    81.75%
Reduced Documentation
                                       365     46,856,391     24.03       128,374          644      73.53
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,855    $194,984,406    100.00%    $105,113          634       79.78%
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.





                            OCCUPANCY TYPE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
Occupancy type                     Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
                                      Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
Primary Residence                                                                          633       80.36%
                                     1,700    $181,070,296     92.86%    $106,512
Non Owner-occupied
                                       140     12,493,634      6.41        89,240          651      72.62
Second/Vacation
                                        15      1,420,476      0.73        94,698          662      68.42
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,855    $194,984,406    100.00%    $105,113          633       79.78%
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.



                       MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
                                   Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Property Type                      Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
Single Family Detached                                                                     631       80.46%
                                     1,468    $151,477,026     77.69%    $103,186

2 to 4 Family Units                     81     13,039,285      6.69       160,979          658      72.88
Planned Unit Development
(detached)                             101     12,961,179      6.65       128,329          636      81.99

Manufactured Home                      112      8,584,511      4.40        76,647          641      76.14

Condo Low-rise (under 5 stories)        37      3,964,616      2.03       107,152          641      75.63
Planned Unit Development
(attached)                              38      3,225,966      1.65        84,894          630      85.62

Townhouse                               17      1,594,527      0.82        93,796          646      74.28
Condo High-rise (9 stories or
more)                                    1        137,295      0.07       137,295          712      48.00
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                     634       79.78%
                                     1,855    $194,984,406    100.00%    $105,113
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.




                            CREDIT GRADES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                    Number of                              Average                    Weighted Average
                                    Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Credit Grades                       Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
A4                                                                                         653       79.44%
                                       759    $87,802,974      45.03%    $115,682

AX                                     767     77,181,876     39.58       100,628          635      81.84

AM                                     188     17,952,258      9.21        95,491          587      79.95

B                                       86      7,185,778      3.69        83,556          566      72.37

C                                       40      3,499,964      1.79        87,499          538      63.27

CM                                      15      1,361,556      0.70        90,770          532      64.03
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,855    $194,984,406    100.00%    $105,113          634       79.78%
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.





                       PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
Prepayment                          Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Penalty Term                         Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
None                                                                                       629       80.80%
                                       744    $59,195,929      30.36%     $79,564
12 Months
                                        90     15,540,846      7.97       172,676          635      75.97
24 Months
                                       133     14,635,380      7.51       110,040          641      79.53
36 Months
                                       867    104,078,339     53.38       120,044          636      79.84
60 Months
                                        17      1,033,862      0.53        60,815          636      72.66
Other**
                                         4        500,050      0.26       125,013          638      86.47
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     1,855    $194,984,406    100.00%    $105,113          634       79.78%
---------------------------------------------------------------------------------------------------------------

*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

 **Other includes all loans with prepayment penalty terms not equal to 0, 12, 24, 36, or 60 months. No loans have prepayment penalty terms greater than 60 months.








                                      GROUP II-A LOANS

--------------------------------------------------------------------------------------------------------------
Summary                                                         Total              Minimum      Maximum
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $393,895,146.87
Number of Loans                                                       2,887

Average Current Loan Balance                                    $136,437.53        $15,000.00     $333,700.00
(1) Weighted Average Original Loan-to-Value Ratio                    82.09%            18.00%         100.00%
(1) Weighted Average Mortgage Rate                                    6.90%             3.99%           9.47%
(1) Weighted Average Net Mortgage Rate                                6.37%             3.54%           8.89%
(1) Weighted Average Note Margin                                      6.76%             0.00%          10.00%
(1) Weighted Average Maximum Mortgage Rate                           13.20%             9.75%          16.40%
(1) Weighted Average Minimum Mortgage Rate                            7.13%             3.78%          10.00%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 26                 1              43
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                359               339             360
(1) (2) Weighted Average Credit Score                                   612               478             819
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total. (2) 99.93% of the Group II-A Loans have
Credit Scores.
(3) Includes loans that will be transferred to HomeComings within 90 days.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
         Product Type                         ARM                                            100.00%

         Lien                                 First                                          100.00%

         Property Type                        Single Family Detached                          81.37%
                                              Planned Unit Development (detached)             8.511%
                                              2 to 4 Family Units                              3.21%
                                              Condo Low-Rise (Under 5 stories)                 3.07%
                                              Planned Unit Development (attached)              1.84%
                                              Manufactured Home                                1.20%
                                              Townhouse                                        0.71%
                                              Condo Mid-rise (5-8 stories)                     0.06%
                                              Leasehold                                        0.04%


         Occupancy Status                     Primary Residence                               94.75%
                                              Non Owner-occupied                               4.34%
                                              Second/Vacation                                  0.92%

         Documentation Type                   Full Documentation                              80.10%
                                              Reduced Documentation                           19.90%


         Loans with Prepayment Penalties                                                      68.58%

         Loans serviced by HomeComings(3)                                                     89.12%
--------------------------------------------------------------------------------------------------------------





                      CREDIT SCORE DISTRIBUTION OF THE GROUP II-A LOANS

-----------------------------------------------------------------------------------------------------
                                    Number of                              Average   Weighted Average
Range of                           Mortgage      Principal Percentage of  Principal Loan to Value
Credit Scores                        Loans        Balance   Group I Loans  Balance    Ratio
-----------------------------------------------------------------------------------------------------
 499 or less                                                                               57.61%
                                         4       $595,000       0.15%    $148,750
 500 - 519
                                        29      3,266,000      0.83       112,621         65.41
 520 - 539
                                       131     16,693,523      4.24       127,431         73.62
 540 - 559
                                       239     31,291,664      7.94       130,927         77.34
 560 - 579
                                       368     48,353,028     12.28       131,394         80.89
 580 - 599
                                       374     49,492,925     12.57       132,334         82.30
 600 - 619
                                       609     82,120,364     20.85       134,845         83.72
 620 - 639
                                       426     58,973,259     14.97       138,435         83.17
 640 - 659
                                       308     44,999,323     11.42       146,102         84.32
 660 - 679
                                       180     25,891,113      6.57       143,840         84.20
 680 - 699
                                       103     15,364,084      3.90       149,166         84.17
 700 - 719
                                        54      8,432,163      2.14       156,151         83.85
 720 - 739
                                        23      3,826,403      0.97       166,365         83.50
 740 - 759
                                        13      1,761,127      0.45       135,471         85.36
 760 or greater
                                        12      1,882,477      0.48       156,873         81.27
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES                                                               82.10%
                                     2,873    $392,942,452     99.76%    $136,771
 Not Available*
                                        14        952,695      0.24        68,050         78.24
-----------------------------------------------------------------------------------------------------
TOTAL:
                                     2,887    $393,895,147    100.00%    $136,438          82.09%
-----------------------------------------------------------------------------------------------------
     *Mortgage  Loans indicated as having a Credit Score that is "not available"
     include  certain  Mortgage Loans where the Credit Score was not provided by the  related  seller and  Mortgage  Loans  where no credit  history  can be obtained for the related mortgagor.





             ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
Range of Original Mortgage Loan    Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Principal Balance($)                Loans        Balance   Group I Loans  Balance    Credit Score     Ratio

---------------------------------------------------------------------------------------------------------------
 100,000 or less                                                                                     79.69%
                                     1,007    $75,524,356      19.17%     $74,999          606
 100,001 - 200,000
                                     1,406    199,337,298     50.61       141,776          611      82.32
 200,001 - 300,000
                                       412     99,329,106     25.22       241,090          615      83.01
 300,001 - 400,000
                                        62     19,704,386      5.00       317,813          625      84.25
---------------------------------------------------------------------------------------------------------------
 TOTAL:
                                     2,887    $393,895,147    100.00%    $136,438          612       82.09%
---------------------------------------------------------------------------------------------------------------







                          NET MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
Range of Net                        Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Mortgage Rates (%)                  Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
3.500 - 3.999                                                                              694       67.44%
                                         5       $760,271       0.19%    $152,054
4.000 - 4.499
                                        32      5,557,739      1.41       173,679          650      77.98
4.500 - 4.999
                                        86     13,401,130      3.40       155,827          645      78.68
5.000 - 5.499
                                       254     39,727,310     10.09       156,407          637      79.88
5.500 - 5.999
                                       425     64,036,410     16.26       150,674          627      80.79
6.000 - 6.499
                                       845    117,072,742     29.72       138,548          616      83.15
6.500 - 6.999
                                       505     65,670,999     16.67       130,042          599      84.09
7.000 - 7.499
                                       370     46,337,378     11.76       125,236          591      82.71
7.500 - 7.999
                                       223     24,866,244      6.31       111,508          583      82.31
8.000 - 8.499
                                       109     13,046,868      3.31       119,696          570      79.94
8.500 - 8.999
                                        33      3,418,056      0.87       103,577          555      78.44
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,887    $393,895,147    100.00%    $136,438          612       82.09%
---------------------------------------------------------------------------------------------------------------





                            MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
Range of                            Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Mortgage rates (%)                   Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
--------------------------------------------------------------------------------------------------------------
3.500 - 3.999                                                                              769       65.00%
                                         1       $218,500       0.06%    $218,500
4.000 - 4.499
                                         4        541,771      0.14       135,443          664      68.42
4.500 - 4.999
                                        27      4,784,779      1.21       177,214          653      77.42
5.000 - 5.499
                                        79     12,563,638      3.19       159,033          645      78.83
5.500 - 5.999
                                       247     38,808,768      9.85       157,121          642      79.86
6.000 - 6.499
                                       395     59,253,913     15.04       150,010          629      80.92
6.500 - 6.999
                                       860    120,254,468     30.53       139,831          617      83.08
7.000 - 7.499
                                       443     57,010,481     14.47       128,692          601      84.21
7.500 - 7.999
                                       459     58,620,572     14.88       127,714          589      82.63
8.000 - 8.499
                                       189     20,949,258      5.32       110,843          581      82.32
8.500 - 8.999
                                       143     16,561,319      4.20       115,813          570      80.10
9.000 - 9.499
                                        40      4,327,680      1.10       108,192          554      78.79
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,887    $393,895,147    100.00%    $136,438          612       82.09%
---------------------------------------------------------------------------------------------------------------










                   ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-A LOANS

--------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
Range of Original                  Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Original Loan to Value ratios(%)     Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
--------------------------------------------------------------------------------------------------
0.01 - 50.00                                                                               593
                                        75     $6,810,414       1.73%     $90,806
50.01 - 55.00
                                        26      3,197,018      0.81       122,962          583
55.01 - 60.00
                                        57      6,429,529      1.63       112,799          580
60.01 - 65.00
                                        85     11,622,645      2.95       136,737          597
65.01 - 70.00
                                       138     18,045,260      4.58       130,763          587
70.01 - 75.00
                                       204     27,401,826      6.96       134,323          599
75.01 - 80.00
                                       926    125,079,461     31.75       135,075          615
80.01 - 85.00
                                       460     61,170,434     15.53       132,979          609
85.01 - 90.00
                                       572     82,075,562     20.84       143,489          607
90.01 - 95.00
                                       269     39,339,806      9.99       146,245          641
95.01 - 100.00
                                        75     12,723,192      3.23       169,643          649
--------------------------------------------------------------------------------------------------
TOTAL:
                                     2,887    $393,895,147    100.00%    $136,438          612
--------------------------------------------------------------------------------------------------






          GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
State or Territory                  Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
                                     Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
California                                                                                 614       78.66%
                                       246    $50,492,828      12.82%    $205,255

Florida                                267     34,683,257      8.81       129,900          610      82.00

Michigan                               237     28,451,181      7.22       120,047          605      81.90

Minnesota                              160     24,870,342      6.31       155,440          618      82.42

Illinois                               145     19,991,329      5.08       137,871          616      82.18

Georgia                                131     17,655,615      4.48       134,776          609      86.25

Virginia                                94     13,569,735      3.45       144,359          610      80.91

Texas                                  109     12,529,162      3.18       114,946          611      83.39

Wisconsin                              117     12,496,297      3.17       106,806          610      82.68

Maryland                                70     12,036,504      3.06       171,950          604      83.04

Missouri                               109     11,999,482      3.05       110,087          614      84.04

Arizona                                 82     11,827,263      3.00       144,235          621      84.48

Other                                1,120    143,292,152     36.38       127,939          612      82.27
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,887    $393,895,147    100.00%    $136,438          612       82.09%
---------------------------------------------------------------------------------------------------------------
Note: Other includes states and the District of Columbia with under 3% concentrations individually.




                       MORTGAGE LOAN PURPOSE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
                                    Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Loan Purpose                           Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
Equity Refinance                                                                           605       80.88%
                                     1,779    $248,450,082     63.08%    $139,657
Purchase
                                       939    124,574,167     31.63       132,667          624      84.41
Rate/Term Refinance
                                       169     20,870,898      5.30       123,496          614      82.63
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,887    $393,895,147    100.00%    $136,438          612       82.09%
---------------------------------------------------------------------------------------------------------------






                 MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
                                    Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Documentation Tpe                      Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
Full Documentation                                                                         606       83.55%
                                     2,363    $315,515,200     80.10%    $133,523
Reduced Documentation
                                       524     78,379,947     19.90       149,580          633      76.20
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,887    $393,895,147    100.00%    $136,438          612       82.09%
---------------------------------------------------------------------------------------------------------------







                          OCCUPANCY TYPE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                    Number of                              Average                    Weighted Averag
                                    Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Occupancy Type                         Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
Primary Residence                                                                          610       82.27%
                                     2,707    $373,201,754     94.75%    $137,865
Non Owner-occupied
                                       156     17,080,234      4.34       109,489          648      77.58
Second/Vacation
                                        24      3,613,159      0.92       150,548          643      84.87
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,887    $393,895,147    100.00%    $136,438          612       82.09%
---------------------------------------------------------------------------------------------------------------




                     MORTGAGED PROPERTY TYPES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
                                    Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Property Type                          Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
----------------------------------------------------------------------------------------------------------------
Single Family Detached                                                                      610       82.13%
                                     2,391    $320,494,582     81.37%     $134,042
Planned Unit Development
(detached)                             198     33,528,778      8.51        169,337          614      84.74

2 to 4 Family Units                     81     12,643,063      3.21        156,087          630      75.20

Condo Low-Rise (Under 5 stories)        91     12,074,495      3.07        132,687          610      81.07
Planned Unit Development
(attached)                              46      7,248,977      1.84        157,586          633      85.77

Manufactured Home                       54      4,737,402      1.20         87,730          620      77.65

Townhouse                               22      2,783,637      0.71        126,529          605      79.01

Condo Mid-rise (5-8 stories)             2        230,350      0.06        115,175          642      80.00

Leasehold                                2        153,864      0.04         76,932          595      82.35
----------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,887    $393,895,147    100.00%     $136,438          612       82.09%
----------------------------------------------------------------------------------------------------------------




                           CREDIT GRADES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------
                                    Number of                              Average                    Weighted Averag
                                   Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Credit Grade                        Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
 ----------------------------------------------------------------------------------------------------------------
A4                                                                                          642       83.63%
                                     1,173    $165,411,958     41.99%     $141,016
AX
                                       773    107,478,844     27.29        139,041          618      83.98
AM
                                       481     63,328,457     16.08        131,660          578      82.23
B
                                       273     34,592,070      8.78        126,711          556      76.58
C
                                       128     16,596,732      4.21        129,662          541      72.89
CM
                                        59      6,487,084      1.65        109,951          530      63.02
----------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,887    $393,895,147    100.00%     $136,438          612       82.09%
----------------------------------------------------------------------------------------------------------------




                       PREPAYMENT PENALTY TERMS OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                    Number of                              Average                    Weighted Averag
                                    Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Prepayment Penalty Term               Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
None                                                                                       616       82.50%
                                       933    $123,742,925     31.42%    $132,629
12 Months
                                       167     28,094,695      7.13       168,232          620      80.60
24 Months
                                     1,336    183,218,283     46.51       137,139          610      82.31
36 Months
                                       445     57,913,444     14.70       130,143          604      81.10
Other*
                                         6        925,799      0.24       154,300          598      89.34
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,887    $393,895,147    100.00%    $136,438          612       82.09%
---------------------------------------------------------------------------------------------------------------

 *Other includes all loans with prepayment penalty terms not equal to 0, 12, 24 or 36, months. No loans have prepayment penalty terms greater than 36 months.







                           NOTE MARGINS OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
Range of                           Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Note Margins(%)                      Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
--------------------------------------------------------------------------------------------------------------
0.000 - 0.499                                                                                        80.00%
                                         1       $139,896       0.04%    $139,896          698
0.500 - 0.999
                                         2        239,704      0.06       119,852          648      92.12
1.000 - 1.499
                                         1        229,758      0.06       229,758          514      80.00
2.500 - 2.999
                                         1        218,500      0.06       218,500          769      65.00
3.000 - 3.499
                                         3        401,875      0.10       133,958          636      61.65
3.500 - 3.999
                                        13      2,151,785      0.55       165,522          658      77.68
4.000 - 4.499
                                        40      6,696,866      1.70       167,422          646      80.82
4.500 - 4.999
                                        88     13,827,009      3.51       157,125          641      80.95
5.000 - 5.499
                                       154     24,736,164      6.28       160,624          626      81.99
5.500 - 5.999
                                       201     32,607,257      8.28       162,225          621      81.81
6.000 - 6.499
                                       331     46,128,324     11.71       139,360          623      80.61
6.500 - 6.999
                                       745    104,692,585     26.58       140,527          620      82.04
7.000 - 7.499
                                       537     68,980,855     17.51       128,456          608      83.55
7.500 - 7.999
                                       396     50,155,603     12.73       126,656          594      83.51
8.000 - 8.499
                                       233     27,622,996      7.01       118,554          576      82.41
8.500 - 8.999
                                       100     10,778,563      2.74       107,786          568      81.32
9.000 - 9.499
                                        33      3,442,568      0.87       104,320          562      71.36
9.500 - 9.999
                                         7        724,898      0.18       103,557          559      72.74
10.000 - 10.499
                                         1        119,940      0.03       119,940          546      75.00
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,887    $393,895,147    100.00%    $136,438          612       82.09%
---------------------------------------------------------------------------------------------------------------





                      MAXIMUM MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
Range of                           Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Max. Mortgage Rages (%)             Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
9.000 - 9.999                                                                                        64.06%
                                         2       $285,442       0.07%    $142,721          723
10.000 - 10.999
                                        25      4,155,096      1.05       166,204          657      78.12
11.000 - 11.999
                                       252     38,350,531      9.74       152,185          644      79.28
12.000 - 12.999
                                       955    138,610,773     35.19       145,142          626      82.44
13.000 - 13.999
                                       996    134,077,984     34.04       134,616          603      82.99
14.000 - 14.999
                                       515     62,005,241     15.74       120,399          585      81.66
15.000 - 15.999
                                       133     14,996,806      3.81       112,758          574      81.22
16.000 - 16.999
                                         9      1,413,273      0.36       157,030          554      81.17
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,887    $393,895,147    100.00%    $136,438          612       82.09%
---------------------------------------------------------------------------------------------------------------









                      MINIMUM MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
Range of                           Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Minimum Mortage Rates (%)           Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
3.000 - 3.999                                                                                        75.47%
                                         2       $376,000       0.10%    $188,000          732
4.000 - 4.999
                                        22      3,428,813      0.87       155,855          650      77.47
5.000 - 5.999
                                       213     33,639,362      8.54       157,931          637      79.64
6.000 - 6.999
                                       988    146,321,449     37.15       148,099          629      81.43
7.000 - 7.999
                                     1,139    150,182,134     38.13       131,854          603      83.61
8.000 - 8.999
                                       450     51,926,055     13.18       115,391          579      82.47
9.000 - 9.999
                                        72      7,901,395      2.01       109,742          560      75.73
10.000 - 10.999
                                         1        119,940      0.03       119,940          546      75.00
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,887    $393,895,147    100.00%    $136,438          612       82.09%
---------------------------------------------------------------------------------------------------------------




                NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
Next Interest Rate                  Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Adjustment Date                     Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
June 2004                                                                                  612       69.00%
                                         1        $99,595       0.03%     $99,595

October 2004                             2        252,385      0.06       126,193          635      82.91

November 2004                            2        410,300      0.10       205,150          660      88.30

September 2005                           1        228,176      0.06       228,176          658      90.00

October 2005                             3        335,627      0.09       111,876          589      81.44

November 2005                            2        411,432      0.10       205,716          616      84.85

December 2005                            2        367,428      0.09       183,714          616      77.47

January 2006                             5        470,004      0.12        94,001          635      82.88

February 2006                           22      3,735,072      0.95       169,776          603      81.65

March 2006                              88     13,128,844      3.33       149,191          609      82.81

April 2006                             716    104,147,924     26.44       145,458          615      82.11

May 2006                             1,172    153,526,880     38.98       130,996          610      82.56

June 2006                              230     31,131,111      7.90       135,353          603      81.56

October 2006                             2        237,226      0.06       118,613          685      70.27

December 2006                            2        188,019      0.05        94,009          631      78.93

January 2007                             3        357,710      0.09       119,237          626      84.82

February 2007                           10      1,024,726      0.26       102,473          601      73.34

March 2007                              20      2,774,021      0.70       138,701          600      76.26

April 2007                             173     24,656,517      6.26       142,523          610      81.10

May 2007                               296     37,845,469      9.61       127,856          615      81.04

June 2007                              113     15,579,978      3.96       137,876          629      83.46

July 2007                               21      2,872,150      0.73       136,769          613      81.79

December 2007                            1        114,552      0.03       114,552          593      89.00
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,887    $393,895,147    100.00%    $136,438          612       82.09%
---------------------------------------------------------------------------------------------------------------





                                      GROUP II-B LOANS
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $406,104,982.12
Number of Loans                                                       2,750

Average Current Loan Balance                                    $147,674.54        $19,805.76     $550,000.00
(1) Weighted Average Original Loan-to-Value Ratio                    81.67%            14.00%         100.00%
(1) Weighted Average Mortgage Rate                                    6.89%             3.40%          11.99%
(1) Weighted Average Net Mortgage Rate                                6.36%             2.82%          11.41%
(1) Weighted Average Note Margin                                      6.67%             0.85%          11.38%
(1) Weighted Average Maximum Mortgage Rate                           13.21%             9.40%          18.99%
(1) Weighted Average Minimum Mortgage Rate                            7.09%             3.40%          11.99%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 26                 8              41
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                359               344             360
(1) (2) Weighted Average Credit Score                                   612               476             814
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total. (2) 99.88% of the Group II-B Loans have
Credit Scores.
(3) Includes loans that will be transferred to HomeComings within 90 days.
--------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------
         Product Type                         ARM                                            100.00%

         Lien                                 First                                          100.00%

         Property Type                        Single Family Detached                          79.27%
                                              Planned Unit Development (detached)              8.92%
                                              2 to 4 Family Units                              4.28%
                                              Condo Low-Rise (Under 5 stories)                 3.37%
                                              Planned Unit Development (attached)              2.03%
                                              Manufactured Home                                1.23%
                                              Townhouse                                        0.74%
                                              Condo High-Rise (9 stories)                      0.07%
                                              Leasehold                                        0.05%
                                              Condo Mid-Rise (5-8 stories)                     0.04%

         Occupancy Status                     Primary Residence                               94.94%
                                              Non Owner-occupied                               4.05%
                                              Second/Vacation                                  1.01%

         Documentation Type                   Full Documentation                              80.73%
                                              Reduced Documentation                           19.27%


         Loans with Prepayment Penalties                                                      69.55%

         Loans serviced by HomeComings(3)                                                     86.46%
-

                      CREDIT SCORE DISTRIBUTION OF THE GROUP II-B LOANS

-----------------------------------------------------------------------------------------------------
                                   Number of                              Average    Weighted Average
Range of                           Mortgage      Principal Percentage of  Principal  Loan to Value
Credit Scores                      Loans        Balance   Group I Loans  Balance     Ratio
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 499 or less                                                                               64.97%
                                        10     $1,109,412       0.27%    $110,941
 500 - 519
                                        37      4,023,654      0.99       108,747         65.81
 520 - 539
                                       137     16,076,636      3.96       117,348         73.62
 540 - 559
                                       251     34,207,559      8.42       136,285         77.78
 560 - 579
                                       367     49,675,421     12.23       135,355         81.66
 580 - 599
                                       366     51,840,417     12.77       141,640         80.80
 600 - 619
                                       509     74,952,519     18.46       147,254         83.06
 620 - 639
                                       408     66,110,358     16.28       162,035         84.02
 640 - 659
                                       307     50,835,605     12.52       165,588         82.63
 660 - 679
                                       158     26,316,445      6.48       166,560         82.19
 680 - 699
                                        78     12,066,861      2.97       154,703         85.16
 700 - 719
                                        48      7,106,576      1.75       148,054         85.47
 720 - 739
                                        24      4,681,544      1.15       195,064         82.34
 740 - 759
                                        24      3,866,444      0.95       161,102         83.03
 760 or greater
                                        18      2,730,016      0.67       151,668         82.09
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES                                                               81.69%
                                     2,742    $405,599,468     99.88%    $147,921
 Not Available*
                                         8        505,514      0.12        63,189         63.60
-----------------------------------------------------------------------------------------------------
 TOTAL:
                                     2,750    $406,104,982    100.00%    $147,675          81.67%
-----------------------------------------------------------------------------------------------------
      *Mortgage Loans indicated as having a Credit Score that is "not available"
      include certain  Mortgage Loans where the Credit Score was not provided by the  related  seller and  Mortgage  Loans  where no credit  history can be obtained for the related mortgagor.




             ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
Range of Original                  Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Mort. Loan Prin. Balances($)        Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 100,000 or less                                                                           602       79.38%
                                       935    $69,175,687      17.03%     $73,985
 100,001 - 200,000
                                     1,235    174,412,010     42.95       141,224          608      81.93
 200,001 - 300,000
                                       404     97,126,216     23.92       240,411          620      81.79
 300,001 - 400,000
                                       142     50,018,309     12.32       352,242          617      83.74

 400,001 - 500,000                      31     13,762,061      3.39       443,937          643      82.34

 500,001 - 600,000                       3      1,610,700      0.40       536,900          658      74.59
---------------------------------------------------------------------------------------------------------------
 TOTAL:
                                     2,750    $406,104,982    100.00%    $147,675          612       81.67%
---------------------------------------------------------------------------------------------------------------







                          NET MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
Range of  Net                      Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Mortgage Rates(%)                    Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
2.500 - 2.999                                                                              673
                                         1       $191,693       0.05%    $191,693                    80.00%
3.500 - 3.999
                                        10      1,709,546      0.42       170,955          639      77.22
4.000 - 4.499
                                        36      7,717,803      1.90       214,383          673      80.24
4.500 - 4.999
                                        92     19,510,545      4.80       212,071          646      78.63
5.000 - 5.499
                                       256     47,961,994     11.81       187,352          633      79.02
5.500 - 5.999
                                       491     78,727,846     19.39       160,342          628      81.20
6.000 - 6.499
                                       514     79,859,424     19.67       155,369          615      82.02
6.500 - 6.999
                                       514     72,807,318     17.93       141,648          604      84.48
7.000 - 7.499
                                       395     51,148,404     12.59       129,490          591      83.83
7.500 - 7.999
                                       189     22,633,729      5.57       119,755          578      81.60
8.000 - 8.499
                                       101     10,896,642      2.68       107,888          575      78.40
8.500 - 8.999
                                        53      5,115,614      1.26        96,521          553      76.13
9.000 - 9.499
                                        65      5,744,016      1.41        88,369          559      77.55
9.500 - 9.999
                                        19      1,310,844      0.32        68,992          563      78.29
10.000 - 10.499
                                        12        659,331      0.16        54,944          539      72.18
10.500 - 10.999
                                         1         56,950      0.01        56,950          562      85.00
11.000 - 11.499
                                         1         53,285      0.01        53,285          576      65.00
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,750    $406,104,982    100.00%    $147,675          612       81.67%
---------------------------------------------------------------------------------------------------------------




                            MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                    Number of                              Average                    Weighted Averag
Range of                           Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Mortgage Rates (%)                   Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
3.000 - 3.499                                                                              673       80.00%
                                         1       $191,693       0.05%    $191,693
4.000 - 4.499
                                         4        867,765      0.21       216,941          641      74.20
4.500 - 4.999
                                        39      7,723,337      1.90       198,034          670      80.41
5.000 - 5.499
                                        78     17,034,664      4.19       218,393          648      78.03
5.500 - 5.999
                                       270     51,657,833     12.72       191,325          637      79.50
6.000 - 6.499
                                       428     68,768,534     16.93       160,674          630      80.99
6.500 - 6.999
                                       545     85,787,301     21.12       157,408          617      82.13
7.000 - 7.499
                                       461     64,440,078     15.87       139,783          605      84.46
7.500 - 7.999
                                       464     60,620,724     14.93       130,648          589      83.61
8.000 - 8.499
                                       180     21,789,494      5.37       121,053          580      81.86
8.500 - 8.999
                                       119     13,128,386      3.23       110,323          570      79.17
9.000 - 9.499
                                        44      4,277,010      1.05        97,205          551      75.96
9.500 - 9.999
                                        77      7,121,891      1.75        92,492          559      77.25
10.000 - 10.499
                                        22      1,494,502      0.37        67,932          561      76.36
10.500 - 10.999
                                        14      1,022,544      0.25        73,039          550      78.11
11.000 - 11.499
                                         3        125,941      0.03        41,980          538      61.30
11.500 - 11.999
                                         1         53,285      0.01        53,285          576      65.00
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,750    $406,104,982    100.00%    $147,675          612       81.67%
---------------------------------------------------------------------------------------------------------------





                   ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-B LOANS

--------------------------------------------------------------------------------------------------
                                    Number of                              Average
Range of Original                   Mortgage      Principal Percentage of  Principal Weighted Average
Loan to Value Ratios(%)              Loans        Balance   Group I Loans  Balance    Credit Score
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
0.01 - 50.00                                                                            41.86%
                                        72     $7,666,519       1.89%    $106,479
50.01 - 55.00
                                        32      3,884,050      0.96       121,377      53.39
55.01 - 60.00
                                        76      8,911,566      2.19       117,257      58.00
60.01 - 65.00
                                        79     11,105,000      2.73       140,570      63.61
65.01 - 70.00
                                       156     21,827,343      5.37       139,919      69.04
70.01 - 75.00
                                       195     27,533,971      6.78       141,200      74.19
75.01 - 80.00
                                       845    125,489,371     30.90       148,508      79.68
80.01 - 85.00
                                       464     68,858,146     16.96       148,401      84.63
85.01 - 90.00
                                       554     86,154,108     21.21       155,513      89.70
90.01 - 95.00
                                       204     29,709,974      7.32       145,637      94.77
95.01 - 100.00
                                        73     14,964,935      3.68       204,999      99.97
--------------------------------------------------------------------------------------------------
TOTAL:
                                     2,750    $406,104,982    100.00%    $147,675       81.67%
--------------------------------------------------------------------------------------------------







          GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
                                   Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
State or Territory                  Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
California                                                                                 618       78.54%
                                       296    $68,825,630      16.95%    $232,519

Florida                                254     32,109,444      7.91       126,415          613      83.01

Illinois                               147     22,514,650      5.54       153,161          621      81.65

Michigan                               180     22,285,997      5.49       123,811          609      81.31

Minnesota                              128     21,903,321      5.39       171,120          616      81.38

Georgia                                121     16,925,110      4.17       139,877          606      84.32

Virginia                                85     15,326,302      3.77       180,309          602      82.90

Wisconsin                              118     14,522,634      3.58       123,073          618      83.78

New York                                68     14,293,711      3.52       210,202          619      79.50

Massachusetts                           51     12,373,445      3.05       242,617          610      75.79

Other                                1,302    165,024,737     40.64       126,747          609      82.86
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,750    $406,104,982    100.00%    $147,675          612       81.67%
---------------------------------------------------------------------------------------------------------------
Note: Other includes states and the District of Columbia with under 3% concentrations individually.











                       MORTGAGE LOAN PURPOSE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
                                   Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Loan Purpose                       Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Equity Refinance                                                                           606       80.23%
                                     1,727    $257,964,387     63.52%    $149,371
Purchase
                                       877    127,865,865     31.49       145,799          626      84.64
Rate/Term Refinance
                                       146     20,274,730      4.99       138,868          615      81.25
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,750    $406,104,982    100.00%    $147,675          612       81.67%
---------------------------------------------------------------------------------------------------------------






                 MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                    Number of                              Average                    Weighted Averag
                                    Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Documentation Type                    Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Full Documentation                                                                         607       83.13%
                                     2,268    $327,832,294     80.73%    $144,547
Reduced Documentation
                                       482     78,272,688     19.27       162,391          633      75.56
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,750    $406,104,982    100.00%    $147,675          612       81.67%
---------------------------------------------------------------------------------------------------------------







                          OCCUPANCY TYPE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
                                   Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Occupancy Type                      Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Primary Residence                                                                          611       81.90%
                                     2,586    $385,536,157     94.94%    $149,086
Non Owner-occupied
                                       141     16,456,193      4.05       116,711          648      77.25
Second/Vacation
                                        23      4,112,633      1.01       178,810          644      78.07
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,750    $406,104,982    100.00%    $147,675          612       81.67%
---------------------------------------------------------------------------------------------------------------










                     MORTGAGED PROPERTY TYPES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
                                   Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Property Type                       Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Single Family Detached                                                                      611
                                     2,246    $321,917,065     79.27%     $143,329                    81.72%
Planned Unit Development
(detached)                             193     36,221,618      8.92        187,677          613      83.48

2 to 4 Family Units                     96     17,380,538      4.28        181,047          622      78.38

Condo Low-Rise (Under 5 stories)        87     13,691,460      3.37        157,373          615      80.41
Planned Unit Development
(attached)                              48      8,232,535      2.03        171,511          618      86.42

Manufactured Home                       52      4,980,467      1.23         95,778          645      77.67

Townhouse                               21      3,015,539      0.74        143,597          591      76.76
Condo High-Rise (9 stories or
more)                                    2        276,267      0.07        138,134          600      59.68

Leasehold                                3        220,893      0.05         73,631          611      79.38

Condo Mid-Rise (5-8 stories)             2        168,600      0.04         84,300          670      62.95
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
TOTAL:                                                                                      612       81.67%
                                     2,750    $406,104,982    100.00%     $147,675
----------------------------------------------------------------------------------------------------------------



                           CREDIT GRADES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
                                   Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Credit Grade                       Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
A4                                                                                          642       82.63%
                                     1,050    $162,882,765     40.11%     $155,126

AX                                     728    117,640,648     28.97        161,594          622      83.65

AM                                     483     67,443,135     16.61        139,634          577      82.86

B                                      253     31,562,380      7.77        124,752          559      77.53

C                                      155     18,916,965      4.66        122,045          546      71.25

CM                                      81      7,659,089      1.89         94,557          525      63.23
----------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,750    $406,104,982    100.00%     $147,675          612       81.67%
----------------------------------------------------------------------------------------------------------------



                       PREPAYMENT PENALTY TERMS OF THE GROUP II-B LOANS

                                   Number of                              Average                    Weighted Average
                                    Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Prepayment Penalty Term             Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
None                                                                                       616       81.51%
                                       851    $123,669,610     30.45%    $145,323
12 Months
                                       203     37,455,626      9.22       184,510          623      80.48
24 Months
                                     1,284    186,741,292     45.98       145,437          609      82.15
36 Months
                                       388     54,939,547     13.53       141,597          610      81.09
60 Months
                                        21      2,614,020      0.64       124,477          588      84.28
Other*
                                         3        684,887      0.17       228,296          673      83.86
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,750    $406,104,982    100.00%    $147,675          612       81.67%
---------------------------------------------------------------------------------------------------------------

*Other includes all loans with prepayment penalty terms not equal to 0, 12, 24, 36 or 60 months. No loans have prepayment penalty terms greater than 60 months.







                           NOTE MARGINS OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
Range of                           Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Note Margins(%)                      Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
0.500 - 0.999                                                                                        85.00%
                                         1       $141,866       0.03%    $141,866          700
1.000 - 1.499
                                         2        185,926      0.05        92,963          547      85.71
2.500 - 2.999
                                         2        519,237      0.13       259,618          629      80.00
3.000 - 3.499
                                         7      1,192,537      0.29       170,362          670      70.49
3.500 - 3.999
                                        17      3,291,955      0.81       193,644          662      75.05
4.000 - 4.499
                                        61     14,658,634      3.61       240,305          653      80.69
4.500 - 4.999
                                        95     19,679,286      4.85       207,150          636      81.58
5.000 - 5.499
                                       137     25,296,682      6.23       184,647          631      83.36
5.500 - 5.999
                                       180     30,729,719      7.57       170,721          623      81.08
6.000 - 6.499
                                       342     50,686,049     12.48       148,205          622      81.15
6.500 - 6.999
                                       708    110,692,218     27.26       156,345          613      81.13
7.000 - 7.499
                                       424     59,137,019     14.56       139,474          612      83.25
7.500 - 7.999
                                       351     46,242,944     11.39       131,746          596      83.47
8.000 - 8.499
                                       197     22,697,241      5.59       115,214          576      82.36
8.500 - 8.999
                                       101     11,022,594      2.71       109,135          565      80.16
9.000 - 9.499
                                        75      6,306,954      1.55        84,093          550      75.84
9.500 - 9.999
                                        29      2,562,819      0.63        88,373          564      76.84
10.000 - 10.499
                                        12        623,730      0.15        51,977          540      71.01
10.500 - 10.999
                                         6        237,122      0.06        39,520          515      54.12
11.000 - 11.499
                                         3        200,450      0.05        66,817          567      76.97
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,750    $406,104,982    100.00%    $147,675          612       81.67%
---------------------------------------------------------------------------------------------------------------




                      MAXIMUM MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
Range of  Maximum                  Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Mortgage Rates (%)                  Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
9.000 - 9.999                                                                                        80.00%
                                         1       $191,693       0.05%    $191,693          673
10.000 - 10.999
                                        36      7,320,267      1.80       203,341          670      80.43
11.000 - 11.999
                                       264     50,215,046     12.37       190,209          640      78.59
12.000 - 12.999
                                       729    120,439,749     29.66       165,212          628      81.46
13.000 - 13.999
                                       936    134,444,091     33.11       143,637          605      83.45
14.000 - 14.999
                                       545     70,218,017     17.29       128,840          587      82.09
15.000 - 15.999
                                       177     17,596,158      4.33        99,413          570      77.92
16.000 - 16.999
                                        52      4,941,698      1.22        95,033          564      80.77
17.000 - 17.999
                                         8        628,029      0.15        78,504          556      68.57
18.000 - 18.999
                                         2        110,235      0.03        55,117          569      75.33
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,750    $406,104,982    100.00%    $147,675          612       81.67%
---------------------------------------------------------------------------------------------------------------









                      MINIMUM MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
Range of Minimum                   Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Mortgage Rates (%)                  Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
3.000 - 3.999                                                                                        80.00%
                                         1       $191,693       0.05%    $191,693          673
4.000 - 4.999
                                        39      7,773,960      1.91       199,332          667      80.66
5.000 - 5.999
                                       225     45,297,967     11.15       201,324          640      79.93
6.000 - 6.999
                                       877    144,135,818     35.49       164,351          625      80.82
7.000 - 7.999
                                     1,025    144,549,951     35.59       141,024          605      83.64
8.000 - 8.999
                                       394     47,595,564     11.72       120,801          579      81.91
9.000 - 9.999
                                       143     13,522,696      3.33        94,564          558      76.75
10.000 - 10.999
                                        40      2,714,607      0.67        67,865          554      76.29
11.000 - 11.999
                                         6        322,726      0.08        53,788          557      67.46
---------------------------------------------------------------------------------------------------------------
TOTAL:
                                     2,750    $406,104,982    100.00%    $147,675          612       81.67%
---------------------------------------------------------------------------------------------------------------




                NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                   Number of                              Average                    Weighted Average
Next Interest Rate                 Mortgage      Principal Percentage of  Principal Weighted Average Loan to Value
Adjustment Date                    Loans        Balance   Group I Loans  Balance    Credit Score     Ratio
January 2005                                                                               562       85.00%
                                         1       $130,621       0.03%    $130,621

October 2005                             1        129,076      0.03       129,076          480      70.00

December 2005                            4        591,648      0.15       147,912          621      79.23

January 2006                             8      1,654,137      0.41       206,767          591      81.64

February 2006                           19      2,342,661      0.58       123,298          614      79.53

March 2006                              84     14,387,007      3.54       171,274          618      84.37

April 2006                             786    124,376,448     30.63       158,240          610      81.98

May 2006                             1,087    151,337,024     37.27       139,224          612      82.57

June 2006                              202     29,565,691      7.28       146,365          612      80.77

July 2006                                1         60,721      0.01        60,721          746      90.00

October 2006                             1         44,849      0.01        44,849          507      60.00

December 2006                            1        308,511      0.08       308,511          570      53.00

January 2007                             5        854,927      0.21       170,985          632      83.99

February 2007                            4        449,610      0.11       112,402          632      75.08

March 2007                              22      3,292,875      0.81       149,676          604      79.73

April 2007                             154     22,926,707      5.65       148,875          611      79.74

May 2007                               248     36,236,192      8.92       146,114          617      80.00

June 2007                              106     15,194,733      3.74       143,347          621      78.49

July 2007                               15      2,100,050      0.52       140,003          611      76.39

October 2007                             1        121,493      0.03       121,493          660      95.00
---------------------------------------------------------------------------------------------------------------

TOTAL                                2,750    $406,104,982    100.00%    $147,675          612       81.67%
---------------------------------------------------------------------------------------------------------------
